SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                  ____________

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)          December 11, 2007
                                                    ---------------------------


                     INTERNATIONAL FLAVORS & FRAGRANCES INC.
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               (Exact Name of Registrant as Specified in Charter)


        New York                          1-4858                13-1432060
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(State or Other Jurisdiction         (Commission              (I.R.S. Employer
   of Incorporation)                  File Number)           Identification No.)

521 West 57th Street, New York, New York                    10019
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(Address of Principal Executive Offices)                  (Zip Code)

Registrant's telephone number, including area code          (212) 765-5500
                                                     --------------------------

     Check the  appropriate  box below if the Form 8-K  filing  is  intended  to
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

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On December 11, 2007, the Compensation Committee of the Company's Board of Directors, with the assistance of independent compensation consultants, approved an increase in the compensation of Mr. Nicolas Mirzayantz, Business Unit President, Fragrances, and Mr. Hernan Vaisman, Business Unit President, Flavors, effective as of January 1, 2008, as follows:

(i) The Compensation Committee determined to increase (a) the base salary of Mr. Mirzayantz, who is a named executive officer in the Company's most recent proxy statement, by 8% to $475,000 and (b) the base salary of Mr. Vaisman by 13% to $450,000.

(ii) The Compensation Committee determined that, based on his grade level, each of Mr. Mirzayantz and Mr. Vaisman would be eligible for a grant of equity awards under the Company's Long Term Equity Choice Program (the "Program") under the Company's 2000 Stock Award and Incentive Plan ("2000 SAIP") for a target dollar award value under the Program of $400,000. Under the Program, Mr. Mirzayantz and Mr. Vaisman will each be entitled to choose from three alternative types of equity awards and will be granted those equity awards under the 2000 SAIP up to his dollar award value. Grants of equity awards under the Program, based on each participant's election, are anticipated to be made on the date of the Company's Annual Meeting of Shareholders.

(iii) The Compensation Committee set the target Annual Incentive Plan ("AIP") percentage for each of Mr. Mirzayantz and Mr. Vaisman for 2008 and thereafter to 80% of base salary. Under the AIP, Mr. Mirzayantz and Mr. Vaisman will each be eligible to receive his AIP award target based on achievement against specific performance goals.

(iv) The Compensation Committee also set the target Long-Term Incentive Plan ("LTIP") percentage for each of Mr. Mirzayantz and Mr. Vaisman with respect to LTIP awards that each may be eligible to receive for the 2008-2010 cycle and thereafter at 80% of base salary.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                     INTERNATIONAL FLAVORS & FRAGRANCES INC.




 Dated:  December 13, 2007           By: /s/  DENNIS M. MEANY
                                     -----------------------------------------
                                     Name:    Dennis M. Meany
                                     Title:   Senior Vice President,
                                              General Counsel and Secretary